UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 15, 2021

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification No.)
incorporation)

235 East 42nd Street		10017
New York,	New York	Zip code
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(212) 733-2323

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.05 par value	PFE	New York Stock Exchange
0.250% Notes due 2022	PFE22	New York Stock Exchange
1.000% Notes due 2027	PFE27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2021, Pfizer Inc. ("Pfizer" or the "Company") announced that Frank D'Amelio will retire from his position as Chief Financial Officer and Executive Vice President of Global Supply after nearly 15 years of distinguished service with the company. Pfizer has initiated an external search for a new Chief Financial Officer. Mr. D'Amelio will continue to serve as CFO until his successor is in place. Mr. D'Amelio made the following statement in connection with this announcement, "It’s been a privilege and a pleasure to work with Albert Bourla and my Pfizer colleagues. I remain a tremendous supporter of the Company, its leadership and direction."

Mr. D'Amelio led both the Finance and Pfizer Global Supply ("PGS") functions, having been asked by the Company to take on PGS in 2019. Having successfully completed the initial manufacturing and supply of the Pfizer-BioNTech COVID-19 vaccine, COMIRNATY, under Mr. D'Amelio’s leadership, the Company had determined that PGS will begin reporting directly to the CEO. The current leader of this function, Michael McDermott, will also become a member of the Executive Leadership Team. This organizational change is driven by the company’s desire to ensure continued high level focus and attention on all aspects of supply, manufacturing and quality.

Following the appointment of a new chief financial officer, Mr. D'Amelio will stay on as an employee advisor for a period of up to 12 months in order to ensure a smooth transition of his CFO and PGS responsibilities. Due to the impact of separating the leadership of the finance and supply functions, the Compensation Committee of the Board of Directors determined that the application of the Pfizer Executive Severance Plan was warranted and Mr. D'Amelio will be eligible to receive severance pursuant to the terms of that plan following the end of his employment.

A copy of the press release announcing Mr. D'Amelio's retirement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release of Pfizer Inc. dated November 17, 2021
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

Exhibit Index

Exhibit No.	Exhibit Description
99.1	Press Release of Pfizer Inc. dated November 17, 2021
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFIZER INC.

Dated: November 19, 2021	By:	/s/ Margaret M. Madden
Margaret M. Madden
Senior Vice President and Corporate Secretary
Chief Governance Counsel